Bruce Van Saun Chief Executive Officer Goldman Sachs US Financial Services Conference 2016 December 2016 Exhibit 99.1

Forward-looking statements and use of key performance metrics and Non-GAAP Financial Measures
1
This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Key
performance
metrics
and
Non-GAAP
Financial
Measures
Key
performance
metrics:
Our
management
team
uses
certain
key
performance
metrics
(“KPMs”)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
In
connection
with
our
path
to
becoming
an
independent
public
company,
we
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs.
These
KPMs
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
Registration
Statements
on
Form
S-1
and
our
periodic
reports,
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(“ROTCE”);
Return
on
average
total
tangible
assets
(“ROTA”);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(Basel
III
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
results.
We
believe
that
these
“Adjusted”
results,
which
exclude
restructuring
charges,
special
items
and
and/or
notable
items,
as
applicable,
provide
the
best
representation
of
our
underlying
financial
progress
toward
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
We
have
consistently
shown
these
metrics
on
this
basis
to
investors
since
our
initial
public
offering
in
September
of
2014.
Adjusted
KPMs
are
considered
Non-GAAP
Financial
Measures.
Non-GAAP
Financial
Measures:
This
document
contains
Non-GAAP
Financial
Measures.
The
tables
in
the
appendix
present
reconciliations
of
certain
Non-GAAP
Financial
Measures.
These
reconciliations
exclude
restructuring
charges,
special
items
and/or
notable
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
Notable
items
include
certain
revenue
or
expense
items
that
may
occur
in
a
reporting
period,
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
Non-GAAP
Financial
Measures
presented
in
the
appendix
include
“noninterest
income”,
“total
revenue”,
“noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“occupancy”,
“equipment
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”,
“return
on
average
total
assets”,
“noninterest
income
adjusted
for
card
reward
accounting
change”,
“total
revenues
adjusted
for
card
reward
accounting
change”,
“noninterest
expense
adjusted
for
card
reward
accounting
change”
and
“efficiency
ratio
adjusted
for
card
reward
accounting
change”.
We
believe
these
Non-GAAP
Financial
Measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges,
special
items
and/or
notable
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges,
special
items
and/or
notable
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
Non-GAAP
Financial
Measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
Non-GAAP
Financial
Measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
Non-GAAP
Financial
Measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
Financial
Measures
have
limitations
as
analytical
tools
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Dimension
(1)
Rank
(3)
Assets: $147.0 billion
#12
Loans: $106.0 billion
(4)
#11
Deposits: $108.3 billion
#12
Branches: ~1,200
#12
ATM network: ~3,200
#7
Mortgage: $14.6 billion
#17
nationally
Student: $6.0 billion
Top 4 rank
nationally
Deposits: $108.3 billion
Top 5 rank:
9/10 markets
HELOC: $14.5 billion
Top 5 rank:
9/9 markets
Middle market lead/joint
lead bookrunner
#5
(5)
Leading
deposit
market
share
of
12.0%
in
top
10
MSAs
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,600 colleagues
Retail presence in 11 states
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
Solid franchise with leading positions in attractive markets
2
Source: SNL Financial. Data as of 9/30/2016, unless otherwise noted.
1)
CFG data as of September 30, 2016.
2)
Reflects
branches
with
reported
FDIC
deposits
as
of
06/30/2016;
individual
branch
deposits
capped
at
$500
million
and
exclude
non-retail
banks.
3)
Ranking
based
on
9/30/2016
data,
unless
otherwise
noted;
excludes
non-retail
depository
institutions,
includes
U.S.
subsidiaries
of
foreign
banks.
4)
Includes held for sale.
5)
Thomson Reuters LPC, Loan syndications 2Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
6)
According to IMF bank-only origination rank; volume as of 3Q16.
7)
CFG estimate, based on published company reports, where available; private student loan origination data as of 9/30/2016.
8)
According to Equifax; origination volume as of 3Q16.
Buffalo, NY: #5
Albany, NY: #3
Pittsburgh, PA: #2
Cleveland, OH: #5
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #5
Philadelphia, PA: #4
Detroit, MI: #6
Providence, RI: #1
(2)
(2)
(6)
(7)
(2)
(8)

Aspire to be a top-performing regional bank, delivering well for all stakeholders 3 Colleagues Regulators Investors Communities & Society Customer-centric culture Customers

Our plan has clear objectives for each stakeholder
4
Achieve current targets, then raise the bar
Strive for consistency in performance, limit tail risk
Target attractive high payout ratio; steady and growing dividend
Investors
Customers
Colleagues
Community
Regulators
Continue to improve customer satisfaction
Top 10 in JD Power for Consumer segment
Top performer in RM quality, value of ideas in Commercial
Gain market share in targeted businesses within Consumer & Commercial
Achieve top-quartile Organizational Health rating
Continue to develop talent and enhance culture
Achieve heightened volunteer and financial giving aspirations
Use our position to improve the well-being of the communities we serve
Achieve and sustain heightened standards across broad regulatory agenda and earn the respect of our regulators
Steady progress across all elements in 2016

We are making steady progress without rate hikes
5
Capturing revenue
potential of
franchise
Using strong
balance sheet and
targeted hiring to
grow loans
Self funding
necessary
investments through
efficiency initiatives
Disciplined capital
management
Medium-
term
target
10% +
low 60’s
--
--
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation
and/or
reconciliation
to
GAAP
Financial
Measures,
as
applicable.
Adjusted
results
exclude
restructuring
charges,
special
items
and/or
notable
items
as
applicable.
Where
disclosed,
peer
results adjusted for similar unusual or special revenue, expense and acquisition items.
Key points
ROTCE
Adjusted
ROTCE
(1)
Efficiency
ratio
Adjusted
efficiency ratio
(1)
YoY average
loan growth
EPS
Adjusted
diluted EPS
(1)
4.34%
5.24%
5.24%
6.28%
6.22%
6.76%
6.73%
6.67%
6.60%
6.75%
6.61%
7.30%
8.02%
68%
68%
69%
70%
68%
67%
68%
67%
66%
66%
66%
65%
63%
(2.9)%
(0.9)%
(0.2)%
3.5%
6.1%
7.3%
9.1%
8.6%
8.0%
6.7%
6.7%
7.4%
7.5%
$0.26
$0.30
$0.30
$0.37
$0.36
$0.39
$0.39
$0.40
$0.40
$0.42
$0.41
$0.46
$0.52
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

5.8%
4.6%
A strong platform well positioned to drive value
Good execution of plan is driving balance sheet and revenue momentum
Growing revenues faster
(Adjusted
revenue
growth
(1)
)
6
3Q16 vs. 3Q15
379 bps
above peers
Source: SNL Financial and Company filings. Peers include CMA, FITB, PNC, RF, STI and USB. Unless otherwise noted, due to recent acquisitions BBT, KEY and MTB excluded from the peer average.
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for similar unusual or special revenue, expense and acquisition items.
2)
Reflects net interest income sensitivity to forward yield curve changes. Peer data as of 3Q16 10-Q filing. Peer estimates based on public disclosures and utilize a 200 basis point gradual increase above the 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on 200 basis point shock. PNC and STI excluded from peer median.
14.1%
Fee income growth
(Adjusted
noninterest
income
growth
(1)
)
247 bps
below peers
CFG results
Peer average
CFG Adjusted results
(1)
(1)
Peer median
Asset-sensitive balance sheet
(200
bps
gradual
increase
over
forward
curve
(2)
)
Higher NIM expansion
(Net interest margin change)
8
bps
8 bps
above peers
Strong loan growth
(Average total loan growth)
Robust NII growth
(Net interest income growth)
683 bps
above peers
Flat
7.5%
3.1%
CFG
Peer average
8.6%
4.8%
4.2%
6.7%
23.2%
10.4%
3.6%

198 bps
17 bps
1,717 bps
above peers
8 bps
above peers
108 bps
above peers
Well-controlled expenses;
investing for growth
(Adjusted noninterest expense
(1)
change)
With continued focus on positive operating leverage and improving returns
3Q16 vs. 3Q15
7
8.6%
Efficiency improvement
(Adjusted efficiency ratio
(1)
change)
Strong operating leverage
(YoY Adjusted Operating Leverage
(1)
)
417 bps
better than
peers
549 bps
29 bps
(19) bps
252 bps
better than
peers
Improving ROA as assets grow
(Adjusted return on average total assets
(1)
change)
Return on equity
(Adjusted return on average
tangible common equity
(1)
change)
Accelerating profitability
(Adjusted net income available to
common stockholders
(1)
change)
(314) bps
39 bps
better than
peers
Source: SNL Financial and Company filings. Peers include CMA, FITB, PNC, RF, STI and USB. Unless otherwise noted, due to recent acquisitions BBT, KEY and MTB excluded from the peer average.
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for similar unusual or special revenue, expense and acquisition items.
4.1%
4.5%
CFG
Peer average
446 bps
(271) bps
27.2%
10.0%
36.2%
12 bps
4 bps
CFG results
Peer average
CFG Adjusted results
(1)
(1)
142 bps
34 bps

1)
“Tapping our Potential” Phase I efficiency initiatives launched first half 2014, Phase II revenue and efficiency initiatives launched mid 2015 and Phase III revenue, efficiency  and tax initiatives launched mid 2016.
8
We are focused on continuous improvement
Delivering for the
customer
Optimizing the
balance sheet
Investing for
the future
Heighten focus on end-to-end customer experience
Further improve segment value propositions and how colleagues deliver against them
Increase
customer retention through targeted strategies
Continue to redeploy capital toward better risk-adjusted return portfolios
Increase discipline and rigor around allocation of capital
Intensify focus on low-cost core deposit gathering
Continue to enhance product offerings with a focus on target segments
Prioritize
technology
investments
that
emphasize
digital
and
mobile
solutions
and benefits to customers
Continue recruiting efforts to add capabilities and scale in select areas such as mortgage,
wealth management and capital markets
Improving
efficiency
Continuous
improvement
via
TOP
I,
II
&
III
programs
(1)
Focus on better balancing the mix of revenue and non-revenue generating colleagues
Accelerate branch rationalizations and introduce more efficient formats through ‘branch of the future’

TOP II Program
TOP II Program
TOP III Program
TOP III Program
Revenue initiatives
Target ~$60-$65 million
Citizens Checkup: Launched with more than 210k customer
appointments kept to-date; customer satisfaction has been
positive with 78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 13% and improved IRP spreads
(2)
Revenue initiatives
Target ~$60-$65 million
Citizens Checkup: Launched with more than 210k customer
appointments kept to-date; customer satisfaction has been
positive with 78% very to completely satisfied
Consumer Retention: Initiative underway and showing strength in deposit retention; successful platinum launch driving retention with the Mass Affluent customer segment
Middle Market Share of Wallet: Opportunity pipeline remains
~2X larger than historical levels
(1)
leading to stronger capital
markets penetration
Commercial Pricing: Re-priced 12,000 cash management
accounts; improved loan pricing discipline and increased lending revenue by 13% and improved IRP spreads
(2)
Expense initiatives
Target ~$40 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Expense initiatives
Target ~$40 million
Operations Transformation: Streamlining of organization
complete; focused on next wave of opportunities
Supply Chain Services: 2016 run-rate savings achieved driven by reduction in external resources and tightening of internal travel and office supplies policies
Revenue initiatives
Target ~$25-$30 million
Commercial Attrition: Predictive tool is now in the hands of our RMs that identifies at-risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of salesforce
complete; executing on plans to deepen relationships
Revenue initiatives
Target ~$25-$30 million
Commercial Attrition: Predictive tool is now in the hands of our RMs that identifies at-risk clients and allows them to
proactively develop retention plans for those clients
Unsecured Lending: Initiative launched with good initial
customer responses; early read on performance is positive
Business Banking Share of Wallet:
Realignment of salesforce
complete; executing on plans to deepen relationships
Expense initiatives
Target ~$55-$65 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Expense initiatives
Target ~$55-$65 million
Consumer Efficiencies: First phase of streamlining non-revenue staff is complete; focus on branch optimization and efficiencies in the mortgage business
Commercial Efficiencies: Streamlining end-to-end processing
and portfolio management; actions are largely complete
Functional Efficiencies: Good progress on reengineering
processes; streamlining forecasting and reporting in finance and recruiting and training in HR
Fraud:
Project underway; initial focus on improving algorithms
and enhancing chargeback processes
Tax efficiencies
Target ~$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels;
beginning to see benefit in 3Q16; seeing strength in investment and historic tax credits
Tax efficiencies
Target ~$20 million
(3)
Tax-Rate Optimization: Aligning tax rate to peer levels;
beginning to see benefit in 3Q16; seeing strength in investment and historic tax credits
Launched mid 2015 —
On track to deliver
$100 -$105 million annual pre-tax benefit by end of 2016
Launched mid 2016 —
Targeted run-rate
benefit of $100-$115 million by end of 2017
9
Tapping Our Potential (TOP) programs remain on track
Self funding necessary investments through our efficiency initiatives
1)
Represents opportunities per product specialist as of October 2016 vs. March 2015.
2)
Improved lending revenue and IRP (interest-rate products) pricing, as well as improved lending revenue on in-scope deals,  which exclude syndicated transactions, select franchise finance customers, asset-based lending deals and letters of credit.”
3)
~$20 million pre-tax benefit; noninterest income pre-tax impact ~($20) million; tax expense benefit of ~$40 million on a pre-tax equivalent basis.

13.9%
12.9%
11.8%
11.3%
11.0%
3Q13
3Q14
3Q15
3Q16
Target
2Q17
10
Prudently deploying excess capital to further enhance returns
1)
Target
2016
CCAR
window
implied
payout
ratio
based
on
CFG
GAAP
net
income
for
3Q16,
4Q16-2Q17
S&P
CapitalIQ
consensus
estimates
for
CFG
GAAP
net
income
as
of
11/11/16
and
2016
CCAR
Plan
capital
actions.
Periods prior to 2015 represent tier 1 common equity ratios.
CET1 ratio of 11.3% versus 10.3% peer average offers
significant flexibility
Glide path down permits both strong loan growth and capital
returns to shareholders
Favorable 2016 CCAR results further support our capital
normalization plan and CET1 glide path
2016 Capital Plan includes $690 million in common
share repurchases; ability to increase dividend 17%
in 1Q17
In 3Q16, repurchased $250 million of common shares
at an average price of $22.60; returned $313 million to
shareholders, including common dividends
Highest post-stress CET1 minimum relative to peers
Lower-than-peer average CET1 erosion and total loan
loss rate under stress
Second consecutive non-objection
Tactical Priorities
Payout-composition objectives
Target 25-30% dividend payout
Continue to repurchase shares all four quarters,
while being sensitive to valuation
Limit preferred issuance until ROTCE improves
Capital-normalization strategy represents prudent
CET1
glide path, though still above peer targets
CET1 ratio
2016 CCAR
Window
Implied
Payout Ratio
of 91%
(1)
RBS sell down
completed
(2)
2)

Market expects…
Market expects…
Potential impact
Potential impact
Higher likelihood of fiscal stimulus
Higher likelihood of fiscal stimulus
11
Potential benefits from U.S. election results
Greater economic activity, demand
for loans and services
Greater economic activity, demand
for loans and services
Still early days!
Steepening of yield curve; greater
confidence in Fed short rate hike
Steepening of yield curve; greater
confidence in Fed short rate hike
Corporate tax reform
Corporate tax reform
Less and more effective regulation
Less and more effective regulation
Individual tax reduction
Individual tax reduction
Benefit to NIM, though less
refinancing opportunity; no
short-term impact on credit costs
Benefit to NIM, though less
refinancing opportunity; no
short-term impact on credit costs
More economic activity; lower
corporate tax rate
More economic activity; lower
corporate tax rate
More economic activity
More economic activity
Potential flexibility on capital,
expense base
Potential flexibility on capital,
expense base

12
Key messages
12
Will continue to stay focused on execution of turnaround plan
Positioned for continued momentum in 4Q16 and 2017
Key to financial results is to grow the balance sheet smartly with continued focus on building out fee businesses and delivering positive operating leverage
Citizens delivered strong results in 3Q16
Financial results continue to improve and meet expectations. Strong EPS growth, robust operating leverage, improving efficiency ratio, active capital management
Adjusted ROTCE
(1)
of 8.0%, up from 4.3% three years ago in 3Q13; 3.7% improvement with no rate benefit
Delivering against strategic initiatives with strong growth in Capital Markets and improving results in
Mortgage Banking
Continued execution on balance sheet optimization strategies providing underlying strength and momentum
Capital and credit position remain strong
Peer-leading CET1 ratio permits both strong loan growth and returns to shareholders
Pro-growth U.S. economic policies could provide a tailwind, but we will remain focused on what we can control
1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for similar unusual or special revenue, expense and acquisition items.

Appendix 13

Driving revenue improvement
Consumer Banking
Deposits
$70.5
$70.9
$70.9
$71.9
$72.1
2.3%
14
$s in billions
Delivering on a multi-year targeted growth strategy
–
Continuing to leverage “Bank Better” initiatives
to drive primary household growth
–
Utilizing segmentation strategies to attract,
retain and deepen customer relationships
–
Driving product innovation and marketing
strategies: Platinum mass affluent offering,
Citizens Checkup, iUp, Education Refinance Loans
Combining analytics and targeting capabilities with
customized product and service offerings to
improve customer acquisition and
cross-sell outcomes
Driving continued improvement in fee income
growth opportunities such as mortgage and wealth
–
Enhancing onboarding and talent management
processes to improve retention
Continuing to improve efficiency and effectiveness
of branch network and evolve distribution to better
meet our customers’ needs as their expectations
and behaviors change
(2.6)%
11.7%
Growth
rate
Strong loan growth
(1)
Growth driven by strong loan growth, NIM expansion, and investment in talent, infrastructure, product and advisory capabilities
(7.4)%
71.9%
Growth
rate
2.2%
17.2%
(3.3)%
8.3%
0.9%
Noninterest income
growth excluding card
reward impact
(2)
8.6%
$s in millions
Revenue growth excluding card reward impact
(2)
Efficiency ratio excluding card reward impact
(2)
78.5%
$51.6
$52.5
$53.5
$54.0
$55.0
3Q15
4Q15
1Q16
2Q16
3Q16
Home equity
Auto
Mortgage
Student
Business banking
Other
Efficiency ratio
(2)
78.6%
Noninterest income
Net interest income
3Q15
4Q15
1Q16
2Q16
3Q16
78.7%
78.9%
78.1%
77.0%
76.5%
$791
$791
$789
$821
$850
1)
Excludes Consumer loans held for sale.
2)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP Financial Measures, as applicable.
Adjusted results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for similar unusual or special revenue, expense and acquisition items.

Large wealth opportunity with focused strategy to pursue
1)
Source: Company 3Q16 10-Q filings, which utilize Company-disclosed fees. PNC comprises trust income, which equates to asset management and trust; KEY comprises trust income, which equates to trust and investment services income; MTB & USB comprise trust income; CFG, RF comprise trust and investment services fees; FITB, & STI comprise trust income, which equates to trust and investment management income + trust income + fees and commissions + fiduciary trust; BBT comprises trust income, which equates to trust and investment advisory revenue; CMA comprises trust income, which equates to trust fees.
15
Accelerate the growth of clients into our value proposition in order to deepen product penetration and share of wallet and drive fee income growth
Strategy
Scaling advisor base to opportunity and
enhancing alignment between Bankers & FCs
Platinum
Premier
Private
Designing products and experiences tailored to
target segments
Launched “Platinum” offering in 2016 for
mass affluent segment
Tailoring loan, deposit and
investment products to
customer segments
Strengthening sales processes to drive towards
an integrated advisory model and more
managed accounts
360°
view of the customer
Citizens Checkup/Retirement Checkup
Dedicated Premier RM/FC partnerships
(50 teams by year end)
Developing digital investment solutions
Primary Focus
Opportunity to drive fee income growth
(Wealth
Fees/Average
Earning
Assets
(1)
)
0.48%
0.48%
0.48%
0.41%
0.39%
0.37%
0.33%
0.32%
0.32%
0.14%
0.12%
KEY
PNC
MTB
USB
RF
Peer
avg
STI
FITB
CMA
BBT
CFG

11.2% growth

12.8% revenue growth

Citizens Financial Group, Inc.

Deposits
$24.6
$24.6
$24.8
$25.1
$27.8
13.0%
Commercial Banking –
Solid track record of delivering organic growth
16
1)
Includes Business Capital, Govt. & Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin; excludes loans held for sale.
2)
Thomson Reuters LPC, ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
3)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning of this presentation for an explanation of their use and the appendix for their calculation and/or reconciliation to GAAP
Financial Measures, as applicable. Adjusted results exclude restructuring charges, special items and/or notable items, as applicable. Where disclosed, peer results adjusted for similar unusual or special revenue, expense and acquisition items.
$s in billions
Driving revenue improvement
Delivering on a multi-year growth strategy
–
Focus on enhancing product and service capabilities
with selective extension into attractive growth areas
–
Mid-corporate and Industry Verticals, Franchise
Finance and previously underpenetrated
Commercial Real Estate
–
Investing in key infrastructure and technology platforms
–
Scalable, compliant, industry standard solutions for
loan originations, servicing, syndications, foreign
exchange, interest rate products and
market-risk systems
Commitment to uptiering leadership and talent
–
Added ~91 professionals with industry, corporate
finance, capital markets, sales & trading and leveraged
finance expertise since YE 2012
Continue to drive growth in lead client relationships with
25% CAGR since 2010
–
Consistent Top 10 Overall Middle Market loan
syndications league table status during past 10
quarters,
up
from
#15
in
2009
(2);
#5
in
3Q16
23.0%
9.4%
Growth
rate
Strong loan growth
(1)
Growth driven by robust loan and deposit growth, investment in talent, and broadening of capabilities
(0.1)%
13.2%
Growth
rate
16.1%
-2.8%
35.9%
37.8%
(1)
Middle Market
Asset Finance
CRE
Mid-corporate
Franchise Finance
Industry Verticals
$41.8
Other
14.9%
$42.5
$46.5
$45.9
$43.8
$s in millions
3Q15
4Q15
1Q16
2Q16
3Q16
$399
$408
$399
$436
$450
3Q15
4Q15
1Q16
2Q16
3Q16
Net interest income
Noninterest income
43.8%
Efficiency ratio
(3)
44.0%
46.7%
42.9%
40.2%

17
3+ products cross-sold
Middle Market and Mid-corporate
(2)
51%
73%
95%
Participant
JLA
Lead left
Global Markets
Capital and Global Markets fee income
1)
Syndication transactions where CFG is the Joint Lead Arranger or Lead Left Arranger/Total syndication transactions.
2)
Products defined as deposits, debt capital markets, cash management, corporate card, equity capital markets, foreign exchange, international cash management, interest rate protection, loans, leases, standby letters of credit, trade, wealth management.
3)
As of December 31, 2015. Source: Company filings. Capital Markets fees defined as trading revenue, investment banking, advisory and underwriting fees. Peers includes BBT, CMA, KEY, MTB, RF and STI.
Leveraging strong relationships and experienced team through solutions-based orientation and growing product and advisory capabilities
Corporate Finance professionals key to supporting
solutions-oriented model
Added 19 professionals in the past 28 months, resulting in
incremental fees by delivering expanded suite of Capital
and Global Markets capabilities
Proven strength in loan syndications
Lead relationships deliver more fee income and are
more profitable
Opportunity to drive improved client penetration by building out advisory and fixed income capabilities
Gained broker/dealer capabilities in 1Q16, which provide
opportunity to capture CFG-sourced deal fees historically
shared with strategic partners, principally RBS
Ability to continue to drive enhanced penetration of existing portfolio, particularly in proprietary middle market by
increasing cross sell to credit-only clients
Monetize credit growth of recent years
Expand suite of Corporate Finance solutions
Continued growth opportunities in Capital Markets
Capital Markets revenue potential
(FY 2015 Capital Markets fees/FY 2015 Average Commercial loans)
Peer
average
(3)
1.0%
0.9%
0.7%
0.5%
0.4%
0.2%
0.2%
0.1%
Regional
Peer 1
Regional
Peer 2
Regional
Peer 3
CFG
Regional
Peer 4
Regional
Peer 5
Regional
Peer 6
$s in millions
Every 0.1% of Capital Markets fees/loans improvement could
drive an estimated ~$50 million in annual fee income
$93
$114
$116
$154
$174
$177
2010
2011
2012
2013
2014
2015
IRP
FX
Capital Markets
Lead deals/
total deals
(1)
71%
71%
71%
79%
70%
73%

Treasury Solutions fee income up 14%  YTD in 2016 versus 2015 with good momentum vs. estimated 2015 industry growth of ~2.5%
(3)
Recent investments in platform, products and customer-facing talent providing underlying momentum
Improved go-to-market strategy and client-facing model with
uptiered
sales organization
Launched dedicated cards team
Improved customer experience through streamlined interaction and operations transformation
Opportunity to drive improved cross-sell/client penetration
Differentiated product offerings for client segments, including
Franchise Finance and CRE
Deploying analytical tools to improve client usage/retention
Refined
segmentation
strategies
to
capture
more
Middle
Market
and
Mid-corporate clients
Currently underpenetrated with~1% share of an estimated
$40 billion revenue market
(3)
Achieving Treasury Solutions peer average could deliver
~$400 million in annual revenue given $44.8 billion CFG commercial loan portfolio
Treasury Solutions opportunity
Investing to drive continued revenue growth with focus on improving client penetration and market share
18
Cash Management cross-sell opportunity
(2)
53%
$s in millions
Treasury
Solutions
Commercial
Banking
fees
(1)
11.5%
3.3%
CAGR
Treasury Solutions revenue potential
(2015
NII
&
Fee
income/$1
billion
of
commercial
loans
(3)
)
Products utilized
$s in millions
$96
$103
$102
$107
$116
2011
2012
2013
2014
2015
Cash Management
Cards
47%
4%
10%
17%
14%
8%
None
1-2
3-4
5-6
7-8
9+
1) Cash Management includes Trade Fees. Cards includes Sponsorship Management. 2) Middle Market & Mid-corporate/Vertical client distribution by number of Cash Management products used. Treasury
Strategies, Inc. for benchmarks and public filings, estimate of 2015 market share of ~$40B revenue, NII and fees market based on benchmarks and public filings. TS peers include STI, FITB, PNC and USB. Treasury
Solutions revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities. 2015 estimated growth rates based on fee income only.  3)
Treasury Strategies, Inc. for benchmarks and public filings, estimate of 2015 market share of ~$40B revenue, NII and fees-market based on benchmarks and public filings. TS peers include STI, FITB, PNC and USB.
Treasury Solutions revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities. 2015 estimated growth rates based on fee income only.
$21
$21
$19
$18
$11
$9
Regional
Peer 1
Regional Regional
Peer 2
Peer 3
TS Peer Regional
Average
Peer 4
CFG

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations
19
3Q16
3Q15
3Q16 Change from 3Q15
$/bps
%/bps
Noninterest income, adjusted:
Noninterest income (GAAP)
$435
$353
$82
23.2%
Less: Notable items
67
—
67
Noninterest income, adjusted (non-GAAP)
$368
$353
$15
4.2%
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,380
$1,209
$171
14.1%
Less: Notable items
67
—
67
Total revenue, adjusted (non-GAAP)
B
$1,313
$1,209
$104
8.6%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$867
$798
$69
8.6%
Less: Notable items
36
—
36
Noninterest expense, adjusted (non-GAAP)
D
$831
$798
$33
4.1%
Net income, adjusted:
Net income (GAAP)
E
$297
$220
$77
35.0%
Add: Notable items, net of income tax expense (benefit)
(19)
—
(19)
Net income, adjusted (non-GAAP)
F
$278
$220
$58
26.4%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$290
$213
$77
36.2%
Add: Notable items, net of income tax expense (benefit)
(19)
—
(19)
Net income available to common stockholders, adjusted (non-GAAP)
H
$271
$213
$58
27.2%
Net
income
per
average
common
share
-
basic
and
diluted,
adjusted:
Average
common
shares
outstanding
-
basic
(GAAP)
I
Average
common
shares
outstanding
-
diluted
(GAAP)
J
Net
income
per
average
common
share
-
basic
(GAAP)
G/I
$0.56
$0.40
$0.16
Net
income
per
average
common
share
-
diluted
(GAAP)
G/J
0.56
0.40
0.16
Net
income
per
average
common
share
-
basic,
adjusted
(non-GAAP)
H/I
0.52
0.40
0.12
Net
income
per
average
common
share
-
diluted,
adjusted
(non-GAAP)
H/J
0.52
0.40
0.12
Operating leverage:
Total revenue (GAAP)
A
$1,380
$1,209
$171
14.14%
Less: Noninterest expense (GAAP)
C
867
798
69
8.65
Operating leverage
5.49%
549
bps
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,313
$1,209
$104
8.60%
Less: Noninterest expense, adjusted (non-GAAP)
D
831
798
33
4.14
Operating leverage, adjusted (non-GAAP)
4.46%
446
bps
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62.88%
66.02%
(314)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
63.31
66.02
(271)
bps
Adjusted –
excluding restructuring charges, special items and/or notable items
(dollars in millions, except per-share data)
(11,526,279)
(12,275,692)
530,985,255
533,398,158
519,458,976
521,122,466

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations
20
QUARTERLY TRENDS
3Q16
3Q15
3Q16 Change from
3Q15
$/bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
$19,810
$19,261
$549
Less: Average goodwill (GAAP)
6,876
6,876
—
Less: Average other intangibles (GAAP)
1
4
(3)
Add: Average deferred tax liabilities related to goodwill (GAAP)
509
453
56
Average tangible common equity
K
$13,442
$12,834
$608
Return on average tangible common equity
G/K
8.58%
6.60%
198
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/K
8.02
6.60
142
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
L
$144,399
$135,103
$9,296
Return on average total assets
E/L
0.82%
0.65%
17
bps
Return on average total assets, adjusted (non-GAAP)
F/L
0.77
0.65
12
bps
Tangible book value per common share:
Common
shares
-
at
end
of
period
(GAAP)
M
518,148,345
527,636,510
(9,488,165)
Common stockholders' equity (GAAP)
$19,934
$19,353
$581
Less: Goodwill (GAAP)
6,876
6,876
—
Less: Other intangible assets (GAAP)
1
3
(2)
Add: Deferred tax liabilities related to goodwill (GAAP)
519
465
54
Tangible common equity
N
$13,576
$12,939
$637
Tangible book value per common share
N/M
$26.20
$24.52
$1.68
Adjusted –
excluding restructuring charges, special items and/or notable items
(dollars in millions, except per-share data)

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations
21
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2016
2016
2016
2015
2015
2015
2015
2014
2014
2014
2014
2013
2013
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,380
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items
-
-
-
-
-
-
-
-
-
288
-
-
-
Less: Notable items
67
-
-
-
-
-
-
-
-
-
-
-
-
Total revenues, adjusted (non-GAAP)
B
$1,313
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,185
$1,166
$1,158
$1,153
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$867
$827
$811
$810
$798
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
-
-
-
-
-
40
10
33
21
115
-
26
-
Less: Notable items
36
-
-
-
-
-
-
-
-
-
-
-
-
Noninterest expense, adjusted (non-GAAP)
D
$831
$827
$811
$810
$798
$801
$800
$791
$789
$833
$810
$792
$788
Efficiency ratio and efficiency ratio,
adjusted:
Efficiency ratio
C/A
63%
65%
66%
66%
66%
70%
68%
70%
70%
64%
69%
71%
68%
Efficiency ratio, adjusted (non-GAAP)
D/B
63%
65%
66%
66%
66%
67%
68%
67%
68%
70%
69%
68%
68%
Net income per average common share -
diluted, and net income per average
common
share
-
diluted,
adjusted
Net income available to common
stockholders (GAAP)
G
$290
$243
$216
$221
$213
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items,
net of income tax expense (benefit)
-
-
-
-
-
25
6
20
13
(108)
-
17
-
Add: Notable items, net of income tax
expense (benefit)
(19)
-
-
-
-
-
-
-
-
-
-
-
-
Net income available to common
stockholders, adjusted (non-GAAP)
H
$271
$243
$216
$221
$213
$215
$215
$217
$202
$205
$166
$169
$144
Average common shares outstanding -
diluted (GAAP)
J
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
559,998,324
559,998,324
559,998,324
559,998,324
Net income per average common share -
diluted
G/J
$0.56
$0.46
$0.41
$0.42
$0.40
$0.35
$0.38
$0.36
$0.34
$0.56
$0.30
$0.27
$0.26
Net income per average common share -
diluted, adjusted (non-GAAP)
H/J
0.52
0.46
0.41
0.42
0.40
0.40
0.39
0.39
0.36
0.37
0.30
0.30
0.26
Return on average tangible common equity
and return on average tangible common
equity, adjusted:
Average common equity (GAAP)
$19,810
$19,768
$19,567
$19,359
$19,261
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related
to goodwill (GAAP)
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible common equity
K
$13,442
$13,386
$13,169
$12,948
$12,834
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity
G/K
8.58%
7.30%
6.61%
6.75%
6.60%
5.90%
6.53%
6.12%
5.81%
9.59%
5.24%
4.71%
4.34%
Return on average tangible common equity,
adjusted (non-GAAP)
H/K
8.02%
7.30%
6.61%
6.75%
6.60%
6.67%
6.73%
6.76%
6.22%
6.28%
5.24%
5.24%
4.34%
Adjusted –
excluding restructuring charges, special items and/or notable items
(dollars in millions, except per-share data)

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations
22
Adjusted –
excluding restructuring charges, special items and/or notable items
(dollars in millions)
FOR THE THREE MONTHS ENDED
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2016
2016
2016
2015
2015
Commercial Segment
Total revenue (GAAP)
O
$450
$436
$399
$408
$399
Noninterest expense (GAAP)
P
$181
$186
$187
$180
$175
Efficiency ratio
P/O
40.2%
42.9%
46.7%
44.0%
43.8%
Consumer Segment
Noninterest income, adjusted for card reward accounting change:
Noninterest income (GAAP)
$229
$219
$208
$226
$235
Less: Card reward accounting change
-
-
-
8
8
Noninterest income, adjusted for card reward accounting change (non-GAAP)
$229
$219
$208
$218
$227
Total revenue, adjusted for card reward accounting change:
Total revenue (GAAP)
Q
$850
$821
$789
$791
$791
Less: Card reward accounting change
-
-
-
8
8
Total revenues, adjusted for card reward accounting change (non-GAAP)
S
$850
$821
$789
$783
$783
Noninterest expense, adjusted for card reward accounting change:
Noninterest expense (GAAP)
R
$650
$632
$616
$624
$623
Less: Card reward accounting change
-
-
-
8
8
Noninterest expense, adjusted for card reward accounting change (non-GAAP)
T
$650
$632
$616
$616
$615
Efficiency ratio
R/Q
76.5%
77.0%
78.1%
78.9%
78.7%
Efficiency Ratio, excluding card reward accounting change  (non-GAAP)
T/S
76.5%
77.0%
78.1%
78.6%
78.5%
3Q16 vs. 3Q15
Noninterest Income Growth, excluding card reward accounting change  (non-GAAP)
0.9%
Revenue Growth, excluding card reward accounting change (non-GAAP)
8.6%

23